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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2005

PEOPLE'S CHOICE HOME LOAN SECURITIES CORP. (as depositor under an Indenture dated as of January 28, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-1)


                   People's Choice Home Loan Securities Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-119899               92-0181950
          --------                    ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)


7515 Irvine Center Drive
   Irvine, California                                             92618
   ------------------                                             -----
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code, is (949) 341-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)  Not applicable

                  (b)  Not applicable

                  (c)  Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of January 28,
                                             2005, among People's Choice Home
                                             Loan Securities Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and Wells
                                             Fargo Bank, N.A., as Securities
                                             Administrator, Certificate
                                             Registrar and Certificate Paying
                                             Agent.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     4.1                     Indenture dated as of January 28,
                                             2005, among People's Choice Home
                                             Loan Securities Trust Series
                                             2005-1, as Issuer, Wells Fargo
                                             Bank, N.A., as Securities
                                             Administrator and HSBC Bank USA,
                                             National Association, as Indenture
                                             Trustee.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.1                    Sale and Servicing Agreement, dated
                                             as of January 28, 2005, among
                                             People's Choice Home Loan
                                             Securities Corp., as Depositor,
                                             People's Choice Home Loan
                                             Securities Trust Series 2005-1, as
                                             Issuer, Wells Fargo Bank, N.A., as
                                             Master Servicer and Securities
                                             Administrator, HSBC Bank USA,
                                             National Association, as Indenture
                                             Trustee and People's Choice
                                             Funding, Inc., as Seller and
                                             Company.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.2                    Administration Agreement, dated as
                                             of January 28, 2005, among People's
                                             Choice Home Loan Securities Trust
                                             Series 2005-1, as Issuer, Wells
                                             Fargo Bank, N.A., as Administrator,
                                             Wilmington Trust Company, as Owner
                                             Trustee and People's Choice Home
                                             Loan Securities Corp., as
                                             Depositor.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PEOPLE'S CHOICE HOME LOAN
                                    SECURITIES CORP.


                                    By:  /s/ Brad Plantiko
                                        -----------------------------
                                    Name:  Brad Plantiko
                                    Title: CFO


Dated: February 14, 2005

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                                  EXHIBIT INDEX


                                           Sequentially
Exhibit     Item 601(a) of Regulation      Numbered
Number      S-K Exhibit No.                Description                 Page
------      ---------------                -----------                 ----

3.1 Amended and Restated Trust Agreement, dated as of January 28, 2005, among People's Choice Home Loan Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, N.A., as Securities Administrator, Certificate Registrar and Certificate Paying Agent.

4.1 Indenture dated as of January 28, 2005, among People's Choice Home Loan Securities Trust Series 2005-1, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator and HSBC Bank USA, National Association, as Indenture Trustee.

99.1 Sale and Servicing Agreement, dated as of January 28, 2005, among People's Choice Home Loan Securities Corp., as Depositor, People's Choice Home Loan Securities Trust Series 2005-1, as Issuer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Indenture Trustee and People's Choice Funding, Inc, as Seller and Company.

99.2 Administration Agreement, dated as of January 28, 2005, among People's Choice Home Loan Securities Trust Series 2005-1, as Issuer, Wells Fargo Bank, N.A., as Administrator, Wilmington Trust Company, as Owner Trustee and People's Choice Home Loan Securities Corp., as Depositor.